Exhibit 10.9(c)

OPTIONEE	Grant Date	Vesting Start Date	Expiration Date	Number of Shares Granted	Option Price

NON-QUALIFIED STOCK OPTION AGREEMENT

SINGULEX, INC.

2002 STOCK OPTION PLAN

Singulex, Inc., a Delaware corporation (the “Company”), and the person named above (the “Optionee”), hereby agree as follows:

Section 1.  GRANT OF OPTIONS.  In conformity with the Singulex, Inc. 2002 Stock Option Plan (the “Plan”), the provisions of which are incorporated herein by this reference, and pursuant to authorization of the committee of the Board of Directors (the “Committee”) charged with the administration thereof, the Company hereby grants to Optionee a Non-Qualified Stock Option (the “Option”), which is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to purchase all or any part of the number of shares of common stock of the Company, par value $0.001 per share, set forth above under the caption “Number of Shares Granted,” on the terms and conditions herein set forth.  The grant hereunder is made on the Grant Date set forth above (the “Grant Date”).  Capitalized terms not defined in this Non-Qualified Stock Option Agreement (the “Option Agreement”) have the meanings given in the Plan.

Section 2.  OPTION PRICE.  The purchase price per share covered by the Option (the “Option Price”) shall be not less than one-hundred percent (100%) of the Fair Market Value of such shares on the Grant Date.  The Option Price shall be set forth above under the caption “Option Price.”  Fair Market Value for purposes of this Section 2 shall have the same meaning as such term is defined in Section 8(d).

Section 3.   EXERCISABILITY AND VESTING.  Except as otherwise provided in this Option Agreement, twenty-five percent (25%) of the shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Start Date set forth above (the “Vesting Start Date”), and one forty-eighth (1/48th) of the shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Start Date (and if there is no corresponding day, on the last day of the month).  The vesting of the Option is subject to Optionee continuing to be an employee, independent contractor, director or officer to the Company, any Company “parent corporation” (as defined in Code Section 424(e)) or any Company “subsidiary corporation” (as defined in Code Section 424(f)) (a “Service Provider”) through each such vesting date.  The term “vest” means only that the shares subject to the Option become exercisable; vesting does not cause the shares subject to the Option to become non-terminable or non-forfeitable.  The date(s) of vesting of the Option may be accelerated to such extent as shall be determined by the Committee, for any reason which is satisfactory to the Committee.  Acceleration also may occur as provided in Section 7.

Section 4.  TERM AND EXERCISE OF OPTIONS.

(a)           The term of the Option shall be for a period which begins on the Grant Date and ends on the Expiration Date (set forth on the top of the first page of this Option Agreement under the caption “Expiration Date”), subject to earlier termination as provided below.  Notwithstanding the foregoing, in no event shall the Option be exercisable after the expiration of ten (10) years from the Grant Date.  Except as otherwise provided herein, during the term, the Optionee shall have the right to exercise the Option on and after the corresponding vesting dates set forth in Section 3 hereof.

(b)         The Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider, unless such termination is due to Optionee’s death or Permanent Disability, which case the Option shall be exercisable for twelve (12) months after Optionee ceases to be a Service Provider.  Notwithstanding the foregoing sentence, in no event may the Option be exercised after the Expiration Date and the Option may be subject to earlier termination as provided in Section 7(c) of the Plan.  For purposes hereof, “Permanent Disability” means the condition of being “disabled” within the meaning of Section 422(c)(6) of the Code.

(c)           Unless the Committee provides otherwise, vesting of the Option granted hereunder will be suspended during any unpaid leave of absence.  Optionee will not cease to be an employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any related corporation.

(d)           The Option may be exercised (to the extent then exercisable) only upon satisfaction of the conditions specified in Section 8.

Section 5.    TAX OBLIGATIONS.

(a)           Required Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or any Subsidiary or Affiliate employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the shares subject to the Option if such withholding amounts are not delivered at the time of exercise.

(b)           Section 409A.  Under Code Section 409A, options that vest after December 31, 2004 (or that vested on or prior to such date but which were materially modified after October 3, 2004) that was granted with an Option Price that is determined by the Internal Revenue Service (the “IRS”) to be less than the per share Fair Market Value of the Company’s shares on the Grant Date (“discount options”) may be considered “deferred compensation.”  Options that are “discount options” may result in (i) income recognition by Optionee prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount options” may also result in additional state income, penalty and interest tax to the Optionee.  Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of the Option equals or exceeds the per-share Fair Market Value of the Company’s shares on the Grant Date in a later examination.  Optionee agrees that if the IRS determines that the Option was granted with an Option Price that was less than the per share Fair Market Value of the Company’s shares on the

Grant Date, Optionee shall be solely responsible for Optionee’s costs related to such a determination.

Section 6.    NO RIGHT TO CONTINUE AS A SERVICE PROVIDER.  Nothing contained herein shall confer upon Optionee any right or expectation to (i) continue as a Service Provider of the Company; (ii) interfere in any manner with the absolute right of the Company or any Subsidiary or Affiliate thereof; or (iii) change or terminate the Optionee’s service at any time for any reason or no reason.

Section 7.    ADJUSTMENT AND SPECIAL ACCELERATION PROVISIONS.

(a)           In the event of any dividend or other distribution (whether in the form of cash, shares or other securities or other property), stock split, reverse stock split, shares dividend, recapitalization, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or any other similar corporate transaction, change, or event, the Committee will make such equitable adjustments as may be necessary to prevent the dilution or enlargement of (i) the shares which may be issued hereunder or (ii) the economic value of the Option, subject to the limitations and requirements of the Plan from time to time.  Such adjustments may be made to any or all of:

(i)            the number and types of shares subject to the Option;

(ii)           the Option Price.

Notwithstanding the foregoing, no adjustment shall be required solely because any shares, warrants, or other securities of the Company are sold in any arm’s length transaction approved by the Board.

(b)           If an Acquisition or Reorganization other than an IPO occurs (as those terms are defined in the Plan), then one of the following shall occur:

(i)            the Committee may elect to cause the Option to vest at least ten (10) business days prior to the closing date of the Acquisition or Reorganization, and to terminate after such closing date; or

(ii)           the Committee or the Board may elect to approve arrangements to substitute stock options or other stock-based awards issued by the acquiring or surviving corporation for the Option held by Optionees who are expected to be offered the opportunity to continue their service with the acquiring or surviving corporation, on terms and conditions deemed by the Committee or Board to be equitable and fair to all parties and deemed to make minimal any dilution or enlargement of the actual and potential benefits to Optionees of having been granted the affected Option (but this provision shall not prohibit substantial dilution approved by the affected Optionees or substantial enlargement approved by the acquiring or surviving corporation); or

(iii)          in the case of an Acquisition in which the Company survives the transaction, the Committee or Board may elect to leave the Option in place, with or without amendment or accelerated vesting; or

(iv)          the Committee or Board may elect to terminate the Option and to pay to each Optionee, in cash, the Spread on his or her Option.

The Committee shall be required to take one of the foregoing actions if an Acquisition or Reorganization other than an IPO occurs.  The Company shall notify the Optionee of the relevant action so taken not later than the tenth (10th) business day prior to the closing of the Acquisition or Reorganization.  With respect to any Optionee, if none of the foregoing actions have been taken by the tenth (10th) business day prior to the closing date of the Acquisition or Reorganization, then the Company shall immediately notify such Optionee that his or her Option has automatically vested and will terminate after the Acquisition or Reorganization closes.  If, by the fifth (5th) business day prior to closing the Acquisition or Reorganization, any Optionee is not notified of the relevant action taken or (if none) of such automatic vesting, such Optionee shall be entitled to elect to receive payment of the Spread, as if the action in clause (iii) were taken, in lieu of the action actually taken and in lieu of exercising his or her Option.

Section 8.    METHOD OF EXERCISING OPTIONS.

(a)           The Option may only be exercised by Optionee or his or her guardian or legal representative during Optionee’s lifetime, and only by Optionee’s Post-Death Representatives after Optionee’s death.  The term “Post-Death Representatives” means the executor(s) or administrator(s) of Optionee’s estate or the person(s) to whom Optionee’s rights under this Option Agreement shall pass by his or her will or the laws of descent and distribution.

(b)           The Option may be exercised (in whole or in part) at any time or from time to time after the date such shares subject to the Option become exercisable and before termination of said right.  Any exercise of the Option shall be made by delivering to Option Administrator:

(i)            a written notice of exercise in the form attached as Exhibit A, or in a manner and pursuant to such procedures as the Committee may determine, designating the number of shares to be purchased, signed by Optionee or the person acting under Section 8(a) hereof; and

(ii)           payment to the Company on the date of exercise of the Option of either:

(A) cash or check in the full amount of the Option Price of the shares exercised; or

(B) surrender of other shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company; or

(C) following an IPO, to the extent permitted by the Committee, delivery of a notice that Optionee has placed a market sell order with a broker with respect to shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Option Price of the shares exercised, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or

(D) a combination of (A), (B) or (C).

Concurrently with the exercise of all or any portion of the Option, Optionee shall deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, to the extent that the shares being acquired pursuant to the exercise of the Option have not been registered under the Securities Act.  The “Option Administrator” shall be that person(s) or firm(s) designated by the Company or the Committee at the time of exercise as authorized to process the exercise of options under the Plan; the initial Option Administrator shall be the President of the Company.  Delivery of cash or shares in lieu of cash, and all other exercise matters, shall be subject to such policies, practices, and restrictions as the Committee or the Company may impose at the time of exercise, including (among other things) the satisfaction of any holding period for the shares used in lieu of cash.  As of the Grant Date, the Committee’s policy is to require that any such shares originating from Company stock options be “mature” (held for more than six (6) months) as required by applicable accounting rules and practice at the time of exercise; that policy may be changed without notice to Optionee.

(c)           If the written notice of exercise and payment are delivered by mail, registered or otherwise, or by any other means of delivery, the date of delivery and the date of exercise shall be the date the written notice and payment are actually received by the Option Administrator.

(d)           The “Fair Market Value” of the Company’s shares used for purposes of payment to the Company on the date of exercise of the Option shall be:  (i) that value then determined by the Committee to be applicable to such payment; or, if no such value then has been determined, (ii) that value determined by a formula then selected by the Committee to be applicable to such payment; or, if no such formula then has been selected, (iii) that Fair Market Value then most recently determined by the Committee for purposes of setting the option price of options granted under the Plan.  Notwithstanding the foregoing, if at the time of exercise the Company is a Public Company, “Fair Market Value” for purposes of payment on the date of exercise means the average of the highest and lowest selling prices per share as reported for such valuation date on the principal stock exchange or quotation system in the U.S. on which the Company’s shares are listed or quoted (as determined by the Committee).

Section 9.    GENERAL PROVISIONS.  The Company shall not be required to issue or deliver any certificates for shares pursuant to an exercise of the Option prior to:

(a)           if requested by the Company, the filing with the Company by the person exercising the Option of a representation in writing that at the time of such exercise it is his or her then present intention to acquire the shares received for investment and not for resale, and/or the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, or any exemption from registration or qualification, which the Company shall determine to be necessary or advisable, and

(b)           the listing, or approval for listing upon notice of issuance, of such shares on any securities exchange or national market system as may at the time be the principal market for the common stock of the Company, and

(c)           the obtaining of any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

It is understood that any such investment representation made pursuant to subsection (a) of this Section 9 shall become inoperative upon the effective date of any registration and/or qualification made pursuant to said subsection (a).

Section 10.  LIMITATION OF RIGHTS IN OPTION STOCK.  Neither Optionee nor his or her executor or administrator, legatees, or distributees, as the case may be, shall have any of the rights of a stockholder with respect to shares covered by the Option until shares are issued to him, her, or them upon exercise of the Option.

Section 11.  LIMITATIONS ON TRANSFERS.  The Option shall not be transferable by Optionee otherwise than by will or by the laws of descent and distribution and may be exercised, during his or her lifetime, only by Optionee or his or her guardian or legal representative.

Section 12.  INTERPRETATION.  It is intended that the Option shall in all respects be subject to and governed by the provisions of the Plan.  This Option Agreement shall in all respects be so interpreted and construed as to be consistent with this intention.

Section 13.  GOVERNING LAW; VENUE FOR DISPUTES.  This Option Agreement and any other document delivered hereunder shall be construed in accordance with and governed by the laws of the state of California without regard to the principles of conflicts of law.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objections that either party may now or hereafter have to the aforesaid venue, including without limitation any claim that any such proceeding brought in either such court has been brought in an inconvenient forum, provided however, this provision shall not limit the ability of either party to enforce the other provisions of this section.

Section 14.  AMENDMENTS.  This Option Agreement may be amended in writing by the Company and Optionee, provided that the Company may amend this Option Agreement unilaterally if the Company determines that the amendment does not adversely affect or impair the substantive rights of the Optionee.  The Company shall give notice to Optionee of any such unilateral amendment either before or after the effective date thereof.

Section 15.  SEVERABILITY.  In case any provision of this Option Agreement or portion thereof shall be held by any court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Option Agreement shall be construed as if such invalid, illegal, or unenforceable provision had not been contained herein, so long as the remaining provisions shall be sufficient, as determined by such court, to carry out the overall intent of the parties as expressed herein.

Section 16.  LOCK-UP PERIOD.  Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of shares (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of the shares (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.  The obligations described in this Section 16 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.  The Company may impose stop-transfer instructions with respect to the shares of (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period.  Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 16.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement.  Optionee further agrees to notify the Option Administrator upon any change of his or her residence address.

IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement in duplicate to be effective as of the Grant Date.

SINGULEX, INC.

By:
Philippe Goix, President and Chief Executive Officer

OPTIONEE

Address:

EXHIBIT A

2002 STOCK OPTION PLAN

EXERCISE NOTICE

Singulex, Inc.

1650 Harbor Bay Parkway, Suite 200

Alameda, CA 94502-3012

Attention: Option Administrator

1.     Exercise of Option.  Effective as of today,                                 ,         , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option (the “Option”) to purchase                                  shares (the “Shares”) of Singulex, Inc. (the “Company”) under and pursuant to the 2002 Stock Option Plan (the “Plan”) and the Non-Qualified Stock Option Agreement dated                       ,              (the “Option Agreement”).

2.     Delivery of Payment.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.     Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.     Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option.  The Shares shall be issued to Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 7 of the Plan.

5.     Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)   Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

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(b)   Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)   Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)   Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)   Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)    Exception for Certain Family Transfers.  Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section 5.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)   Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Shares of the Company to the general public, or (ii) an Acquisition in which the successor corporation has equity securities that are publicly traded.

6.     Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in

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connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.     Restrictive Legends and Stop-Transfer Orders.

(a)   Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)   Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)   Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to

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vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.     Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.     Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Option Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Option Administrator shall be final and binding on all parties.

10.  Governing Law; Severability.  This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.  In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11.  Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	SINGULEX, INC.

Signature	Signature

Print Name	Print Name

Address:
Title

Date Received

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	Singulex, Inc.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:	,

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

1.     Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.     Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

3.     Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the

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applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

4.     Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption shall be available in such event.

OPTIONEE

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